Phillip D. Green, Chairman and Chief Executive Officer | Dan Geddes, Chief Financial Officer Cullen/Frost Bankers, Inc. December 31, 2024

2 Cautionary Statement Certain statements contained in this Annual Report on Form 10-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Cullen/Frost or its management or Board of Directors, including those relating to products, services or operations; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes”, “anticipates”, “expects”, “intends”, “targeted”, “continue”, “remain”, “will”, “should”, “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: In addition, financial markets and global supply chains may continue to be adversely affected by the current or anticipated impact of global wars/military conflicts, terrorism, or other geopolitical events. Forward-looking statements speak only as of the date on which such statements are made. We do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. • Our ability to attract and retain qualified employees. • Our ability to increase market share and control expenses. • Changes in our organization, compensation, and benefit plans. • The soundness of other financial institutions. • Volatility and disruption in national and international financial and commodity markets. • Changes in the competitive environment in our markets and among banking organizations and other financial service providers. • Government intervention in the U.S. financial system. • Political or economic instability. • Acts of God or of war or terrorism. • The potential impact of climate change. • The impact of pandemics, epidemics, or any other health-related crisis. • The costs and effects of legal and regulatory developments, the resolution of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals. • The effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) and their application with which we and our subsidiaries must comply. • The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters. • Our success at managing the risks involved in the foregoing items. • The effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board. • Inflation, interest rate, securities market, and monetary fluctuations. • Local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact. • Changes in the financial performance and/or condition of our borrowers. • Changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs. • Changes in estimates of future credit loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements. • Changes in our liquidity position. • Impairment of our goodwill or other intangible assets. • The timely development and acceptance of new products and services and perceived overall value of these products and services by users. • Changes in consumer spending, borrowing, and saving habits. • Greater than expected costs or difficulties related to the integration of new products and lines of business. • Technological changes. • The cost and effects of cyber incidents or other failures, interruptions, or security breaches of our systems or those of our customers or third-party providers. • Acquisitions and integration of acquired businesses. • Changes in the reliability of our vendors, internal control systems or information systems.

3 OVERVIEW Cullen/Frost Bankers • Headquartered in San Antonio, Texas • Founded in 1868 by T.C. Frost • Provides a wide range of banking, investments, and insurance products and services to businesses and individuals • Branch footprint located exclusively in Texas throughout eight markets with nearly 200 financial centers and the largest ATM network in Texas with over 1,750 ATMs • Committed to relationship banking model and our core values: Integrity, Caring, and Excellence

4 OVERVIEW Cullen/Frost Bankers Source: S&P Global Market Intelligence Note: Market and financial data as of December 31, 2024 Award Winning Value Proposition J.D. Power Company Highlights Listing NYSE:CFR Market Capitalization ($ billions) 8.6 Total Assets 52.5 Trust Assets 51.4 Total Loans 20.8 Total Deposits 42.7 Moody's L-T Rating / Outlook A3/Stable S&P L-T Rating / Outlook A-/Stable • Highest ranked retail bank in Texas in the J.D. Power 2024 U.S. Retail Banking Satisfaction Survey • #1 Ranking since inception and for 15 consecutive years • For the eighth consecutive year Frost received more Greenwich Excellence and Best Brand Awards in 2023 than any other bank Nationwide • 16 middle market banking awards • 18 small business banking awards

5 OVERVIEW Historical Performance 15-Year Stock Price Performance Total Return Source: S&P Global Note: Market data as of December 31, 2024 23.7% 37.3% 90.0% 168.5% 24.5% (16.0)% 31.4% 145.4% CFR S&P 500 Regional Bank Index 1yr 5yr 10yr 15yr -50% 0% 50% 100% 150% 200%

6 OVERVIEW Historical Performance Dividends - 31 Consecutive Years of Increases $0.04 $0.17 $0.29 $0.40 $0.48 $0.58 $0.68 $0.76 $0.84 $0.88 $0.94 $1.04 $1.17 $1.32 $1.54 $1.66 $1.71 $1.78 $1.83 $1.90 $1.98 $2.03 $2.10 $2.15 $2.25 $2.58 $2.80 $2.85 $2.94 $3.24 $3.58 $3.74 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

7 RELATIONSHIP BANKING Our Mission We will grow and prosper, building long-term relationships based on top-quality service, high ethical standards and safe, sound assets. INTEGRITY Steadfast adherence to an ethical code. CARING Feeling and exhibiting concern for others. EXCELLENCE Commitment to being outstanding.

OVERVIEW

Our Banking Markets

Compelling Texas market demographics:

- Population of 31 million ranks 2nd in the U.S.
- 2025-2030E projected population growth of 5.6% vs. 2.4% national
- 52 Fortune 500 companies headquartered in Texas
- Between 2022 and YTD 2024, there have been 62 headquarter relocations to the state of Texas
- If Texas were a nation, its 2024 GDP would rank the 8th largest globally
- Texas includes four of the top ten most populous cities in the U.S.: Houston, San Antonio, Dallas, and Austin
- Pro-business environment with no state income tax


FORT WORTH
DALLAS
PERMIAN BASIN
AUSTIN
SAN ANTONIO
HOUSTON
CORPUS CHRISTI
RIO GRANDE VALLEY

		SAN ANTONIO	DALLAS/FORT WORTH	HOUSTON	AUSTIN	MIDLAND/ODESSA	TEXAS
DEPOSIT MARKET-MSA	**Market Size**	$81.0 bn	$396.9 bn	$311.4	$66.7 bn	$12.8 bn	$1,090.6 bn
	CFR Deposits:	$12.7 bn	$10.0 bn	$7.8 bn	$4.9 bn	$2.1 bn	$40.7 bn
	Market Share	25.9%	2.5%	2.5%	7.3%	17.8% / 12.0%	3.7%
	Overall Rank	1	6	6	5	2/3	4
DEMOGRAPHICS	**Population**	2.7 mm	8.1 mm	7.5 mm	2.5 mm	0.2 mm/0.2 mm	31.2 mm
	Growth '25E - '30E	6.3%	5.1%	4.9%	9.0%	3.2% / (1.8)%	5.6%
	Household Income	$72,168	$82,998	$75,557	$94,515	$85,439 / $76,443	$76,585
	Growth '25E - '30E	9.4%	8.2%	6.4%	10.1%	1.3% / 3.6%	10.1%
	Unemployment (Dec-24)	3.4%	3.5%	4.1%	3.1%	2.4% / 3.3%	4.2%

Source: S&P Global Market Intelligence, Dallas Fed, Atlanta Fed, Census.gov, World Bank, Gov.Texas.gov, BusinessinTexas.com and other publicly available information
Note: CFR Deposit market information as of June 30, 2024

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9 Technology Highlights • In Q4-2024, 46% of consumer deposit accounts came from our online channel • Highest-rated consumer banking mobile app of all U.S. banks • Partnered with Atomic and introduced Direct Deposit Switch to simplify direct deposit transfers for Frost customers • 24/7 customer phone and chat support with real humans • Consumer digital channel money movement increased 12.3% from Q4-2023 to Q4-2024

10 Diversified Loan Portfolio Period End Growth in Energy, Non-energy Loans Loan Composition (Q4-2024) Q4-2024 Period End Loans to Deposits: 48.6% Source: 2024 10-K Since peak (1Q15)(Y/Y)   2024 CAGR Energy Loans 20.5% (4.8)% Non-Energy Loans 9.7% 7.8% Total Loans 10.3% 6.5% 5.4% Energy Loans Non-Energy Loans 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Energy: 5.4% Commercial & Industrial: 29.5% Commercial Real Estate: 48.0% Consumer and Other: 17.1% Industry Concentrations 2024 2023 Industry Automobile dealers 6.0% 5.9 % Energy 5.4% 5.0 % Investor 4.2% 5.0 % Public finance 3.9% 4.3 % Medical services 3.5% 4.0 % Building materials and contractors 3.5% 3.5 % General and specific trade contractors 3.4% 3.3 % Manufacturing, other 3.1% 3.4 % Services 3.0% 2.9 % Wholesale - heavy equipment 2.2% 2.1 % All other 61.8% 60.6 % Total loans 100% 100% 16.2%

11 Commercial Real Estate Portfolio 1. Commercial real estate portfolio diversified across Texas regions and underlying collateral type a. Broad array of industries supporting economic activity and stability b. Balanced concentrations across key Texas regions c. Well distributed mix of CRE by property types 2. Owner-occupied properties make up approximately half of total CRE, excluding construction, as of Q4-24 a. Non-owner occupied properties generally require an existing relationship and must demonstrate a successful track record 3. Excellent credit quality with just 0.22% of non-accrual loans as a percentage of total CRE loans. CRE by Property Type 1 Office / Warehouse: 21.7% Office Building: 19.1% Retail: 12.4%Multifamily: 10.4% Dealerships: 5.9% Medical Offices and Services: 4.0% Non-farm / Non-residential: 3.4% 1-4 Family Construction: 3.1% Hotel: 2.9% All Other: 17.1% 1 Data as of December 31, 2024

Commercial Real Estate Portfolio - Investor Office



Investor Office Loan Maturities
(Millions)
$500MM
$450MM
$400MM
$350MM
$300MM
$250MM
$200MM
$150MM
$100MM
$50MM
$—MM
12%
15%
19%
14%
41%
2025
2026
2027
2028
2029+



Investor Office Building: Committed % By Geography
2%
9%
33%
19%
10%
27%
Austin
Houston
Dallas
Other (Out of State)
San Antonio
In State (Out of Top 5 MSAs)

As of December 31, 2024, Office represented 9.1% of total loans outstanding, and 6.0% of total commitments. Investor Office represented 4.9% of total loans outstanding, and 3.3% of total commitments.

Facts and Figures re: Frost's Investor Office Loan Portfolio, as of December 31:

A comprehensive review of individual Investor Office loan commitments greater than $1 million is performed quarterly. The Investor Office review scope represented 95% of total Investor Office at December 31 and is the basis for the following portfolio metrics:

- Investor Office buildings are geographically diversified throughout Texas, with Austin and DFW MSAs comprising 33% and 27%, respectively
- Weighted average LTV was 53% and the weighted average DSCR was 1.55x for the Investor Office portfolio as of December 31, compared to 52% LTV and 1.57x DSCR at June 30, 2024
- Class A/B/C property breakdown was as follows:
  Class A: 70%, Class B: 23%, Class C: 7%
- 88% of commitments were categorized as stabilized, averaging 89% leased with weighted average DSCR of 1.58x
- Approximately 89% of Investor Office exposure is related to projects within major Texas MSAs where employment growth is expected to outperform the national benchmark over the next 5 years

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13 $277 — $317 6 Special Mention Loans Classified Loans Peak Q1-16 Q4-24 Energy Loan Portfolio • Lending to clients in the energy sector is a core competency of Frost Bank that spans decades • Today’s portfolio is well balanced with the majority of loans in production and secured by proven, developed and producing reserves • Combined Special Mention and Classified loans have declined by 99% since reaching a near-term peak in Q1-16 • Energy related allowance for loan losses as a percentage of total energy loans was 0.89% as of Q4-24, compared to 1.30% for our overall loan portfolio Managing our Energy Exposure Peak 1Q15, $1.8 billion Q4-24, $1.1 billion (5.4% of Total Loans)(16.2% of Total Loans) $594mm E & P: 67% Service: 17% Other: 16% E & P: 80% Service: 18% Other: 2% Risk Profile ($MMs) $6 mm

14 $ (0 0 0 s) Energy C&I CRE Consumer Non-Accruals ACL 0 50,000 100,000 150,000 200,000 250,000 300,000 Credit Quality • Frost has a long-standing culture of conservative underwriting and prudent risk management • Our commitment to relationship banking has served us well—notably, Frost is the only top ten Texas bank to survive the economic crisis of the 1980s without needing federal assistance or being merged • Favorable non-performing asset trends throughout various credit cycles • Loan portfolio is well reserved with 3.4x coverage for non-accrual loans as of Q4-24 NALs to Loans Through the Cycle 4Q-24 Non-Accrual Loans and Reserve Position ACL / Loan Type NALs / Loan Type 3.4x Non-Accrual Reserve Coverage $79MM $270MM % o f T ot al L oa ns Energy Non-Energy 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0 0.25 0.5 0.75 1 1.25

15 Credit Quality • Strong record of prudent risk management reflected in ratio of net charge-offs to average loans since 2007 • Net charge-offs in 2020 represented the last of problem energy credits from previous energy down-cycle; we have seen net recoveries of previously charged-off energy loans in 2022, 2023 and 2024 • Expect some normalization in overall credit quality trends, from a period of historically strong credit quality Net Charge-Offs Through the Cycle Period Ending N C O s / A vg . L oa ns CFR Peers CFR Average Peers Average 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q-2024 0 0.25 0.5 0.75 1 1.25 1.5 1.75 2 0.15% 0.02% 1% 0.72% 0.23% Commercial CRE Energy Consumer Total Cullen/Frost 5-yr Average NCOs by Loan Type1,2 Source: S&P Global Market Intelligence 1 5-Year Average NCOs based on 2020 to 2024 time period 2 Charge-offs of checking overdrafts make up the majority of Consumer charge-offs 3 Peers include regional banks defined by membership of the S&P Regional Bank Index as of December 31, 2024 3

16 13.62% 14.07% 15.53% 8.63% 12.31% 12.74% 14.86% 9.86% Common Equity Tier 1 Tier 1 Capital Total Capital Tier 1 Leverage Strong Capital Position Cullen/Frost Capital Ratios as of December 31, 2024. Frost Bank maintains the capacity to pay $1.2 billion of dividends to Cullen/Frost 1 CFR Q4-24 Current Regulatory Q4-24 Regional Banks 2 Minimum Capital 3 Source: S&P Global Market Intelligence 1 Under applicable regulatory dividend restrictions, and while maintaining its “well capitalized” status, Frost Bank could pay aggregate dividends of approximately $1.2 billion to Cullen/Frost, without obtaining affirmative governmental approvals, at December 31, 2024 2 Regional banks defined by membership of the S&P Regional Banks Index as of December 31, 2024 3 The Basel III Capital Rules require Cullen/Frost and Frost Bank to maintain an additional capital conservation buffer of 2.5% of CET1, effectively resulting in minimum ratios of (i) CET1 to risk-weighted assets of at least 7%, (ii) Tier 1 capital to risk-weighted assets of at least 8.5%, (iii) a minimum ratio of Total capital to risk-weighted assets of at least 10.5%; and (iv) a minimum leverage ratio of 4% 4.0% 10.5% 8.5% 7.0%

17 Funding and Liquidity Profile • Primarily deposit funded institution with limited wholesale, short- term, or long-term borrowings • 48.3% loan to deposit ratio • Solid liquidity position with cash and securities in the range of 50%–60% of earning assets since 2012 FY-24 Average Liabilities and Total Equity Average Loan to Average Deposits 82.5% Deposit Funded • 1 Ratio of cash and cash equivalents and securities to total earning assets for 2018 was 55% 78.9% 69.7% 57.8% 52.8% 48.9%47.9%46.7%46.9%47.1%48.1% 51.8% 48.3%47.7% 38.8%37.2% 43.1% 48.3% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 27.9% 54.6% 9.9% 7.6% Equity ST/LT Borrowings, Other Liabilities Interest-Bearing Deposits Non-Int. Bearing Deposits

18 Deposit Portfolio • Highly focused on winning customers’ core transactional accounts • Non-interest-bearing has averaged 39% of total deposits over the 20 years through 2024 • Goal to drive consistent, balanced growth in deposits and loans • Top quality customer service results in low customer attrition 1 YTD average balances 2 Regional banks defined by membership of the S&P Regional Banks Index as of December 31, 2024 $ (B ill io ns ) Non-Interest-Bearing Savings & Interest Checking MMA Time Accounts 2020 2021 2022 2023 2024 0 5 10 15 20 25 30 35 40 45 50 33.8% 23.7% 27.4% Blended Cost of Deposits 0.10% 0.08% 0.05% 0.04% 0.03% 0.07% 0.29% 0.38% 0.10% 0.04% 0.32% 1.23% 1.54%0.38% 0.26% 0.22% 0.22% 0.24% 0.31% 0.54% 0.79% 0.33% 0.11% 0.32% 1.72% 2.18% Cullen/Frost Peer Regional Banks 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1 15.1% 44.0% 25.2% 27.2% 3.6% 2

19 Deposit Portfolio Deposit Composition (2024 Avg.) Deposit Growth Trends 1 CAGR compares period ending balances for 2020 to 2024. Non-Interest Bearing: 33.8% Savings & Interest on Checking: 23.7% Money Market Accounts: 27.4% Time Accounts: 15.1% 5-Year CAGR (1) 2024 Y/Y Avg. Growth 2024 Avg. Balance Non-Interest-Bearing 5.8% (9.8) % 13,841 Savings & Interest Checking 6.0% (9.1) % 9,699 MMA 7.8% (2.8) % 11,219 Time Accounts 42.0% 59.9% 6,206 Interest-Bearing 11.0% 3.9% 27,124

20 Investment Portfolio • High quality $18.6 billion securities portfolio comprised of municipals (37%), Treasuries (19%), MBS and other securities1 (44%) • Average fully taxable-equivalent yield of 3.38% in 2024 (4.31% for tax-exempt securities) • Portfolio duration of 5.7 years as of December 31, 2024 Municipal Bond Portfolio Highlights: • Municipal securities supported by strong credit ratings – 90% are AAA rated or pre-refunded • 100% of the portfolio issued by political subdivisions or agencies within Texas ◦ 69% of Texas issued municipal securities are either pre-refunded or guaranteed by the Texas Permanent School Fund, which has a AAA insurer financial strength rating or are pre-refunded Note: PSF denotes Permanent School Fund, which has a AAA rated insurer financial strength rating 1 Other securities include stock in the Federal Reserve Bank and the Federal Home Loan Bank Investment Portfolio Q4-24 Municipal Bond Portfolio Municipals: 37% Treasuries: 19% MBS and Other Securities: 44% Texas PSF or pre- refunded: 69% Texas Non- PSF: 31%

21 Multiple Sources of Revenue • In 2024 non-interest income comprised 22.2% of total revenue • Primary drivers of fee income include: – Trust and investment management fees (36.0% of non-interest income) – Total trust assets of $51.4 billion ($26.2 billion managed) at December 31, 2024 – Deposit service charges from commercial, retail, and correspondent (23.1% of non-interest income) – Insurance commission and fees (13.3% of non-interest income) Note: Non-interest income / fee income and its corresponding ratios referenced on this page exclude net gain (loss) on securities transactions. Graphs are based on 2024 numbers. Trust and Investment Management Revenue ($mm) Non-interest Income Composition Revenue Composition Non-interest Income: 22.2% Net Interest Income: 77.8% Trust and Investment Management Fees: 36.0% Deposit Service Charges: 23.1% Insurance Commissions and Fees: 13.3% Interchange and Debit Card Transaction Fees: 4.6% All Other: 23.0% $126,722 $165,270 2019 2024 CAGR: 5.5%

22 Consistent Profitability Over the Cycle • Consistent profitability through Great Recession with no quarterly or annual net loss • History of strong returns on average common equity • The first bank in the nation to turn down TARP bailout funds Return on Average Assets Return on Average Common Equity 1.36% 1.47% 1.63% 1.67% 1.63% 1.51% 1.14% 1.21% 1.17% 1.14% 1.02% 1.05% 0.97% 1.03% 1.17% 1.44% 1.36% 0.85% 0.95% 1.11% 1.19% 1.16% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 17.8% 17.9% 18.8% 18.0% 15.2% 13.1% 9.8% 10.3% 10.0% 10.0% 9.9% 10.5% 9.9% 10.2% 11.8% 14.2% 12.2% 8.1% 10.4% 16.9% 18.7% 15.8% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

23 Loan Pricing Average Spread to Ameribor and SOFR (New and Renewed Loans) Average Spread to Prime (New and Renewed Loans) 3.06% 2.73% 2.46% 2.39% 2.31%2.25% 2.40% 2.40% 2.41% Ameribor SOFR 2020 2021 2022 2023 2024 0.80% 0.63% 0.46% 0.55% 0.48% 2020 2021 2022 2023 2024